Exhibit 99.1

VIA FEDEX LETTER

September 22, 2004

Mr. Charles A. Pawlus

Room 4900

United States Postal Service

475 L’Enfant Plaza SW

Washington, D.C. 20260-6210

RE:                              Letter Agreement for Revenue Reconciliation

Dear Mr. Pawlus:

This letter agreement (“Letter Agreement”) sets forth the mutual understandings which representatives of Federal Express Corporation (“FedEx”) and United States Postal Service (“USPS”) reached on March 17, 2004 with respect to streamlining the revenue reconciliation process pursuant to the Transportation Agreement (“Agreement”) between the parties.

USPS and FedEx perform a manual revenue reconciliation process each month as contemplated by Exhibit C of the Agreement. Historically, both parties have spent an inordinate amount of time conducting research of many categories of disputed items. The parties desire to reduce the time spent on such research and have agreed as follows:

1.                                       Open Bypass Containers.  The calculation described in the last two sentences of Exhibit B, paragraph A.3. is modified as follows: If FedEx must re-handle packages in a bypass container due to operational needs, the billing will be adjusted and a credit will be issued to the USPS. The process for determining the credit entails reviewing the list of containers reported by FedEx as having been opened (“FedEx List”). FedEx will issue a credit to USPS for all items reported on the FedEx List. This credit will be made for the amount of handling charges assessed to USPS as based on the equivalent number of packages in the container type reported on the FedEx List. The equivalent number of packages is determined based on the table following paragraph A.3 of Exhibit B. The FedEx List will then be compared to the list developed by USPS which reflects the D&R Tags of each package scanned into a bypass container (“USPS List”). The bypass containers identified on the FedEx List will be compared to those reported on the USPS List and those appearing on both lists will be deleted from the USPS

List to avoid the issuance of a duplicate credit. Subsequently, the USPS List will be reviewed and FedEx will then issue a credit in an amount of [ * ] of the handling charges for the packages reported on the remaining USPS List; provided, however, that no credit will be issued for any bypass containers destined to a Trucking Location or any bypass container with less than 10 pieces as indicated on the USPS List. The parties agree that the percentage amount to be credited may be revised based on mutual agreement.

2.                                       Day-turn Operations versus Night-turn Operations. The parties acknowledge that USPS contracts with third party handlers (“THS”) to build containers for product tendered to FedEx for the Day-turn Operations only (with exception of Anchorage, Alaska where THS builds containers for Day-turn and Night-turn Operations). THS scans the packages which are placed in such containers (“THS Scans”). THS Scans only occur on product destined for the Day Sort except as noted above. Therefore, the parties agree that FedEx shall refund [ * ] of the fuel and non-fuel charges on packages which are derived from the THS Scans and rated as Night-turn Operations. Instead, such packages shall be rated and charged with handling charges for Day-turn Operations. The parties agree that the refund percentage may be revised on mutual agreement.

3.                                       ULD Discrepancy. USPS and FedEx each maintain lists of the type of ULD used to transport product tendered under the Agreement. USPS’s list is known as the assignment log and it lists the D&R Tag number for each ULD on such log. FedEx obtains the ULD type when it performs a pick-up scan of the D&R tag on a ULD (“FedEx ULD Type”). The D&R tag numbers on such ULD’s are also listed on the FedEx Flight Data Record (“FDR”). The FedEx ULD Type is used to bill the cubic footage pursuant to the table in Exhibit B, Paragraph A.3. In order to resolve discrepancies between ULD type as reported between FedEx and USPS, the parties agree that the FDR shall prevail. For those instances in which a D&R Tag reported by USPS is not located on the FDR, the parties agree that the cubic footage reported on the USPS assignment log will be compared to the cubic footage billed by FedEx. The difference between the two amounts shall be adjusted by [ * ] of the fuel and non-fuel charges. The parties agree that the adjustment percentage may be revised on mutual agreement.

4.                                       Ad-HocTruck Volume. The parties acknowledge that excess volume from origin locations is transported by truck to the hub or major sort location for processing during the Day-turn Operations. For purposes of rating, the parties agree that each truck shall be assumed to carry [ * ]. The parties agree that this assumption may be revised on mutual agreement. FedEx will calculate the transportation charges to be added to the month-end revenue reconciliation for the volume on each truck as follows:

a.                                       [ * ] X non-fuel transport rate set forth in Exhibit B, paragraph A, subparagraph 1 of the Agreement; plus

b.                                      [ * ] X fuel transport rate set forth in Exhibit B, paragraph A, subparagraph 2 of the Agreement.

*                 Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If you are in agreement with the terms and conditions set forth in this Letter Agreement, please execute in the space provided below.

/s/ CHARLES A. PAWLUS	/s/ PAUL J. HERRON
United States Postal Service	Federal Express Corporation
Charles A. Pawlus	Paul J. Herron
Contracting Officer	Vice President

FIFTH ADDENDUM

                THIS FIFTH ADDENDUM (“Fifth Addendum”), dated the 22nd day of November, 2004, revises and supplements the Transportation Agreement between the United States Postal Service (“USPS” or “the Postal Service”) and Federal Express Corporation (“FedEx”).

BACKGROUND FACTS

                On January 10, 2001, USPS and FedEx entered into the Transportation Agreement (“Agreement”) which states that FedEx will provide for the transportation of certain USPS Products.

                On December 13, 2001, USPS and FedEx entered into the Addendum to the Agreement (“Addendum”) due to the USPS’ immediate need for the transportation of its Product over and above the Minimum Guaranteed Volumes listed in the Agreement.

                On April 3, 2002 and April 26, 2002, USPS and FedEx entered into the First Amendment to the Addendum and the Second Amendment to the Addendum, respectively.

                On August 29, 2002 and December 4, 2002, USPS and FedEx entered into the Second Addendum to the Agreement (“Second Addendum”) and the First Amendment to the Second Addendum, respectively which addressed the obligations of both parties through June 1, 2003.

                On January 30, 2003, USPS and FedEx entered into the Third Addendum to the Agreement (“Third Addendum”) which addressed the obligations of both parties through May 30, 2004.

                On June 4, 2003, USPS and FedEx entered into the First Amendment to the Third Addendum.

                On November 21, 2003 and December 8, 2003, USPS and FedEx entered into the Second Amendment to the Third Addendum and the Third Amendment to the Third Addendum, respectively.

                On March 16, 2004, USPS and FedEx entered into the Fourth Addendum.

                The parties now desire to extend the Interim Period beyond November 30, 2004, subject to the following terms:

AGREEMENT

1.             Definitions

For the purposes of this Fifth Addendum, capitalized terms used as defined terms and not otherwise defined in this Fifth Addendum shall have the meanings outlined in the Agreement. The following additional terms shall have the following meaning:

                “Billable Weekday Volume” means the greater of the actual Mid-week Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Mid-Week Volume Commitment for the Schedule Period.

                “Billable Weekend Volume” means the greater of the actual Weekend Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Weekend Volume Commitment for the Schedule Period.

                “Daily Mid-week Volume Commitment” means the daily volume committed for transport during the Day Turn Operations on Tuesday through Friday of a week for a Schedule Period.

                “Daily Weekend Volume Commitment” means the volume committed for transport during the Day Turn Operations on Saturday and Sunday of a week for a Schedule Period.

                “Interim Period” means the period of time commencing December 1, 2004 and terminating May 31, 2006.

                “Night-Turn Mid-week Volume Commitment” means the daily volume committed for transport during the Night-Turn Operations on Monday through Friday of a week for a Schedule Period.

                “Non-Widely Observed Holiday” means Columbus Day, Veteran’s Day, President’s Day and Martin Luther King Day.

                “Offshore Locations” means [ * ].

                “Operating Day” means any day other than a Monday or a FedEx Holiday for the Day-Turn Operations.

                “Revised Schedule Period Request Forecast” means the volume forecasting document which USPS will provide to FedEx after the Schedule Period Request Forecast. USPS will provide the Revised Schedule Period Request Forecast no later than [ * ] calendar days prior to each Schedule Block Implementation Date.

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                “Trucking Location” means a location specified on Exhibit A, attached.

                “Weekend Volume” means volume transported during the Day Turn Operations on Saturday and Sunday of a week.

2.             Volume

(a)           During the Interim Period, the Committed Volume and the Committed Volume Schedule will be as set forth in the following table:

[ * ]

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(b)           During the Interim Period, USPS will tender and FedEx must transport between [ * ] and [ * ] of the Committed Volume for each applicable Schedule Block listed in the chart above.

3.             Schedule Period Request Forecast

Section 3.3.0 of Exhibit A of the Agreement is hereby modified for the Interim Period as follows: For any Schedule Period in which the USPS Schedule Period Request Forecast is greater than [ * ] the USPS shall deliver to FedEx a Revised Schedule Period Request Forecast no later than [ * ] calendar days prior to each Schedule Block Implementation Date. [ * ] If USPS does not make the Revised Schedule Period Request Forecast available by the required deadline, the Schedule Period Request Forecast shall be used.

4.             Non-Fuel Transport

During the Interim Period, FedEx will invoice USPS for the non-fuel transport portion of the Day System pricing at the rates provided below:

[ * ]

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.             No Non-Widely Observed Holiday

        During the Interim Period, the parties agree that for those months in which there is no Non-Widely Observed Holiday (i.e. March, 2005, April, 2005, May, 2005, June, 2005, July, 2005, August, 2005, September, 2005, December, 2005, March, 2006, April, 2006 and May, 2006), the monthly billed volume will be computed on the following basis:

[ * ]

6.             Non-Widely Observed Holidays

The parties agree that during those months within the Interim Period in which there is a Non-Widely Observed Holiday (i.e. January, 2005, February, 2005, October, 2005, November, 2005, January, 2006, February, 2006), [ * ].

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.             Bypass Container Handling Charge

During the Interim Period, FedEx and the USPS agree that notwithstanding the provisions of Exhibit B, paragraph A(3) of the Agreement, USPS shall be invoiced a handling charge of [ * ] for packages unloaded from By-pass ULDs which are destined to a Trucking Location. FedEx and USPS agree to the following methodology to simplify invoicing:

FedEx will invoice USPS on the daily invoice at the contractual rate for all Handling Units, including packages unloaded from a By-Pass ULD destined for a Trucking Location. FedEx will then calculate a credit at the end of each Schedule Period. [ * ]

8.             Density

The provisions of Exhibit B, paragraph A, subparagraphs 1 and 2 of the Agreement will be revised for the Interim Period to eliminate the cubic footage conversion factor of [ * ].

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.             7-day By-Pass Matrix Review

Section 3.6.0 of Exhibit A, Operating Specifications, is hereby modified for the Interim Period as follows:

[ * ]

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.           Saturday Volume

Attachment 1 of the Agreement is hereby modified for the remaining Term of the Interim Period which ends May 31, 2006, as follows:

USPS agrees that if the Daily Weekend Volume Commitment it tenders to FedEx consists of equal amounts of volume for the Saturday and Sunday, FedEx may tender not less than [ * ] of the Saturday volume on Saturday and not less than [ * ] of the Saturday volume by noon Sunday (local time at the destination market) to USPS with the remainder not later than the Sunday tender times set forth in Attachment 1 to the Agreement. However, the parties agree that if USPS desires a Daily Weekend Volume Commitment which consists of a higher volume on [ * ], USPS may do so by indicating its intent when it submits the Revised Schedule Period Request Forecast which is required to be submitted no later than [ * ] calendar days prior to each Schedule Block Implementation Date. In such event, FedEx will only be required to tender not less than [ * ] of the aggregate Weekend Volume Commitment on Saturday and not less than [ * ] of the aggregate Weekend Volume Commitment by noon Sunday. The parties shall cooperate in good faith to identify those USPS locations where the distribution pattern described in this paragraph will minimize inefficiencies in each organization.

11.           Prior Agreements to be Extended

(a)           Preliminary Network Flow

Notwithstanding the provisions of Section 3.6.0 of the Operating Specifications, during the Interim Period, the parties agree that FedEx will not be required to furnish USPS with the Preliminary Network Flow document.

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(b)           Service for Offshore Locations

During the Interim Period, the Market Service Commitment Time provided for in Attachments 1 and 2 to Exhibit A for volume to or from the Offshore Locations will be adjusted by [ * ]. If USPS requests FedEx to accept for transport an amount in excess of the maximum volumes for the Offshore Locations but FedEx is unable to transport the excess volume to such destination by such adjusted Market Service Commitment Time, FedEx shall tender such excess volume to the gateway for the destination not later than the adjusted Market Service Commitment Time. The gateway locations for the following destinations are:

[ * ]

12.           Full Force and Effect

Except as amended by this Fifth Addendum, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all other respects.  The parties acknowledge and agree that if the Agreement is subsequently amended to include FedEx's performance of new requirements, the terms and conditions of any such amendment will supersede the terms of this Fifth Addendum.

13.           Provision Conflict

If any provision of this Fifth Addendum conflicts with any provision of the Agreement, the provision of the Agreement shall govern, unless otherwise provided for in the Addendum.  The parties agree that the terms and conditions of any subsequent amendment to the Agreement which addresses new requirements shall supersede the terms of this Fifth Addendum.

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The parties have signed this Fifth Addendum in duplicate, one for each of the parties, as of November 22, 2004.

THE UNITED STATES POSTAL SERVICE

By:	/s/ LESLIE A. GRIFFITH

Printed Name: Leslie A. Griffith

Printed Title: Manager, Air Transportation

FEDERAL EXPRESS CORPORATION

By:	/s/ PAUL J. HERRON

Printed Name: Paul J. Herron

Printed Title: Title:VP — Postal Transportation

Exhibit A

to the

Fifth Addendum

The Trucking Locations are as follows:

[ * ]

The list of Trucking Locations may be amended during the Interim Period by mutual agreement of the parties.

*      Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.